EXHIBIT 10.02

SECURITIES PLEDGE AGREEMENT

THIS AGREEMENT dated for reference September 2, 2008 is between:

ALLAN KENT, of c/o Suite #310, 605 – 1 Street SW, Calgary, Alberta,

Canada T2P 3S9

("Kent")

AND

JEAN PAUL ROY, of c/o Suite #310, 605 – 1 Street SW, Calgary, Alberta, Canada T2P 3S9

("Roy")

 (Kent and Roy are collectively referred to herein as the "Sellers")

AND

PRIMARY CORP., an Ontario Business Corporations Act corporation

 (the "Buyer")

BACKGROUND

A.           The Buyer and the Sellers entered into a share purchase agreement dated on or about the date of this Agreement (the "Share Purchase Agreement"), pursuant to which the Buyer agreed to purchase and the Sellers agreed to sell, subject to the terms and conditions of the Share Purchase Agreement, 750,000 common shares (the "Sellers' Shares") in the capital of Geoglobal Resources Inc. (the "Company").

B.           Pursuant to the Share Purchase Agreement, the Sellers agreed to indemnify the Buyer in respect of an anticipated return to be made on the Buyer’s investment in the Sellers’ Shares made pursuant to the Share Purchase Agreement.

C.           The Sellers have agreed to execute and deliver this Agreement to the Buyer as security for the payment and performance of the obligations of the Sellers to the Buyer under Section 5.3 of the Share Purchase Agreement.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1. Securities Pledge.  Concurrently with delivery thereof and as provided in Section 2 hereof, the Sellers hereby assign, mortgage, charge and pledge to and deposit with the Buyer, and grant to the Buyer a security interest in the common shares in the capital of the Company (the "Geoglobal Shares") delivered to Buyer in accordance with Section 2 hereof now or hereafter owned by the Sellers, along with any substitutions, additions, proceeds or claims by the Sellers in respect of them (collectively, the "Pledged Securities"), as general and continuing collateral security for the payment and performance of all present and future debts, liabilities and obligations of the Sellers to the Buyer under and pursuant to Section 5.3 of the Share Purchase Agreement ( the "Obligations") until payment and performance in full of the Obligations.

2. Delivery of Pledged Securities.

(a)
On or before the execution and delivery of this Agreement, the Sellers will deliver to the Buyer share certificates representing not less than 105,000 Geoglobal Shares, together with duly executed undated medallion signature guaranteed stock powers of attorney and such other transfer documents as the Buyer or its counsel may require, all in form and terms satisfactory to the Buyer and sufficient to permit the transfer, in the event of any obligation of Sellers to indemnify the Buyer pursuant to Section 5.3 of the Stock Purchase Agreement, of such Pledged Securities on the registers maintained by the transfer agent for the Company, free and clear of all liens, claims, encumbrances, restrictions or other notations, to be held by the Buyer pursuant to this Agreement until payment and performance in full of the Obligations.  Such shares and stock powers of attorney shall be released from this Pledge Agreement at the Second Tranche Closing Date for sale to Buyer pursuant to Section 2.3 of the Share Purchase Agreement.

(b)
On or before the Second Tranche Closing Date, the Sellers will deliver to the Buyer share certificates representing not less than 600,000 Geoglobal Shares, together with duly executed undated medallion signature guaranteed stock powers of attorney and such other transfer documents as the Buyer or its counsel may require, all in form and terms satisfactory to the Buyer and sufficient to permit the transfer, in the event of any obligation of Sellers to indemnify the Buyer pursuant to Section 5.3 of the Stock Purchase Agreement, of such Pledged Securities on the registers maintained by the transfer agent for the Company, free and clear of all liens, claims, encumbrances, restrictions or other notations, to be held by the Buyer pursuant to this Agreement until payment and performance in full of the Obligations.

(c)
In the event that the Pledged Securities are uncertificated, the Sellers will cause such Pledged Securities to be deposited into a brokerage account of the Buyer, as directed by the Buyer.  The Sellers acknowledges and confirms that at all times in which any brokerage firm or other agent for the Buyer holds or is otherwise in possession or has control or direction over the Pledged Securities, whether certificated or not, or the transfer documentation referred to above, it shall hold all such Pledged Securities and transfer documentation as agent for the Buyer.

3. Representations and Warranties. The Sellers represent and warrant to the Buyer that:

(a)	they are the sole legal and beneficial owner of all of the Pledged Securities;

(b)	no person holds any options, warrants, or other rights to acquire the Pledged Securities;

(c)	the Pledged Securities are or will be at the time they are deposited with the Buyer under this Agreement, validly issued, fully paid, non-assessable common shares in the capital of the Company;

(d)	the Pledged Securities are free and clear of all liens, mortgages, charges and security interests other than those created under this Agreement in favour of the Buyer;

(e)
the Pledged Securities are not subject to any shareholders or other agreement or commitment, cease trade order, that would in any way restrict or prevent the Buyer from assigning, transferring, selling or otherwise disposing of such shares upon the occurrence of an Event of Default;

(f)	the Sellers have no reasonable grounds to believe that the Company is in default of its obligations under applicable securities law;

(g)
the Company is in compliance, in all material respects, with its continuous disclosure obligations under applicable securities laws and, without limiting the generality of the foregoing, no adverse material change has occurred since the last financial statement and no adverse material fact exists in relation to the Company or the Pledged Securities which has not been publicly disclosed; and

(h)
no consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person (other than the filing of a financing statement under the Personal Property Security Act (British Columbia)) will be required for the exercise by the Buyer of the rights and the remedies provided for in this Agreement or in connection with the transfer of the Pledged Securities to the Buyer or to a third party at the Buyer’s direction pursuant to this Agreement, except as may be required by laws affecting the offering and sale of securities generally.

4. Realization on Default. On the occurrence and during the continuance of any default by the Sellers in the payment or performance of the Obligations (each, an "Event of Default"), the Buyer may at any time in its sole discretion, in accordance with any applicable law, realize upon or otherwise dispose of the Pledged Securities by sale, transfer, or delivery or may, to the fullest extent permitted by law, exercise and enforce all rights and remedies of a holder of the Pledged Securities as if the Buyer were absolute owner of them, without notice to or control by the Sellers, and such remedies may be exercised separately or in combination and will be in addition to and not in substitution for any other rights the Buyer may have.  If an Event of Default has occurred, the Sellers acknowledge and agree that they shall continue to be liable for the outstanding Obligations, despite any action or inaction on the part of the Buyer in selling or disposing of the Pledged Securities.

5. Costs and Expenses.  All costs and charges incurred by or on behalf of the Buyer in connection with the Pledged Securities or their realization (including without limitation all legal fees (on a solicitor and own client basis) and court costs and all expenses of taking possession of, protecting and realizing upon the Pledged Securities including costs and charges in connection with realizing, collecting, selling, transferring or delivering the Pledged Securities or exercising or enforcing any rights under them) will be added to and form part of the Obligations and will be a first charge on the proceeds of any realization, collection, sale, transfer, delivery, exercise or enforcement, provided the Sellers shall not be obligated for any brokerage or finders fees in connection with any realization on the Pledged Securities.

6. Application of Proceeds.  If the proceeds of disposition of the Pledged Securities are insufficient to satisfy all of the Obligations, the Sellers will remain liable for any deficiency.  If, after the realization or disposition of the Pledged Securities and satisfaction of the Obligations there are any surplus Pledged Securities or proceeds of disposition, the Buyer will account for such surplus Pledged Securities or process of disposition to the Sellers.

7. No Exhaustion of Recourse.  The Buyer will not be obliged to exhaust its recourses against any other covenantor or any other person or persons, or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Pledged Securities in such manner as it considers desirable.  If an Event of Default has occurred, the Buyer may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Sellers and with other parties, Sellers, indemnitors or securities as the Buyer may see fit without prejudice to the rights of the Buyer in respect of the Pledged Securities.

8. No Merger.  This security will not operate by way of merger of any of the Obligations and no judgment recovered by the Buyer will operate by way of merger, of or in any way affect, the security now or in the future held by the Buyer in respect of the Obligations or in respect of any other obligations of the Sellers.

9. Appointment of Attorney.  Any person who is at any relevant time an officer of the Buyer is irrevocably appointed attorney of the Sellers, with full powers of substitution from time to time to endorse or transfer, or both, the Pledged Securities or any of them to the Buyer, its nominees, or transferees, and the Buyer and its nominees or transferees are empowered to exercise all rights and powers and to perform all acts of ownership concerning the Pledged Securities to the same extent as the Sellers may (including, without limitation, the right to execute on behalf of the Sellers any and all stock powers of attorney to transfer any of the Pledged Securities).  The power of attorney granted in this Agreement is in addition to, and not in substitution for, any stock power of attorney delivered by the Sellers with the delivery of the Pledged Securities, and such powers of attorney may be relied upon by the Buyer severally or in combination.

10. Rights of the Sellers.  Until the occurrence of an Event of Default and a determination by the Buyer to enforce the rights granted to it under this Agreement:

(a)
the Sellers will be entitled to exercise all voting rights in respect of the Pledged Securities and to give consents, waivers, notices and ratifications and to take other action in respect thereof, provided, however, that no votes shall be cast or consent, waiver, notice or ratification given or action taken which would:

(i)	impair or reduce the value of or restrict the transferability of the Pledged Securities; or

(ii)	be inconsistent with or violate any provisions of this Agreement, or any other security granted to or in favour of the Buyer to secure the Obligations;

(b)
if any of the Pledged Securities is registered in the Buyer’s name or is under the control of the Buyer, the Buyer, on the Sellers’s written request, shall execute and deliver to the Sellers suitable proxies, voting powers or powers of attorney in favour of the Sellers or its nominee or nominees for voting, giving consents, waivers, notices or ratifications or taking any other action the Sellers is permitted to take in respect of the Pledged Securities; and

(c)
the Sellers will be entitled to receive all cash dividends concerning the Pledged Securities.  Any other monies which may be received by the Sellers for or in respect of the Pledged Securities will be received as trustee for the Buyer and will immediately be paid over to the Buyer and be held by the Buyer under the mortgage, charge, hypothecation, pledge and grant of security interest made by this Agreement.

11. Rights and Duties of the Buyer.  Upon the occurrence of an Event of Default and a determination by the Buyer to enforce the rights granted to it under this Agreement:

(a)	all of the Sellers’s rights pursuant to paragraph 10 shall cease and the Buyer may enforce any of the Sellers’s rights with respect to the Pledged Securities; and

(b)
to the extent not already done, forthwith transfer control of such Pledged Securities to the Buyer, as the Buyer may direct.  The Buyer shall not have any duty of care with respect to the Pledged Securities other than to use the same care in the custody and preservation of the Pledged Securities as it would with its own property.  The Buyer may take no steps to defend or preserve the Sellers’s rights against the claims or demands of others.  The Buyer, however, shall use its reasonable best efforts to give the Sellers notice of any claim or demand of which it becomes aware to permit the Sellers to have a reasonable opportunity to defend or contest the claim or demand.

12. Attachment.  The Sellers and the Buyer acknowledge that it is their intention that the security interests created by this Agreement attach on execution by the Sellers and that value has been given.

13. Alteration of Capital.  In the event of any consolidation, subdivision, reclassification, stock dividend or other alteration to the capital of the Company, the term "Pledged Securities" as it relates to shares in those companies will be considered to refer to the Pledged Securities described in paragraph 1 as increased, decreased, amended or supplemented and the Sellers will deliver immediately any replacement or additional share certificates, directors' resolutions and such other documents or instruments the Buyer may require, to be held in accordance with the terms of this Agreement.

14. Discharge.  Upon payment in full of the Obligations, and in no event later than the fifth Business Day after the date seven (7) months after the Second Tranche Closing Date, the Buyer will return the share certificates representing the Pledged Securities and will release the Pledged Securities from the assignment, mortgage, charge, hypothecation, pledge and security interest created by this Agreement and will execute and deliver to the Sellers such releases and reassignments as the Sellers may reasonably require for such purpose.

15. Defined Terms.  Unless otherwise defined herein, all defined terms used in this Agreement shall have the meanings ascribed to them in the Share Purchase Agreement.

16. Binding Effect.  The provisions of this Agreement will be binding upon and enure to the benefit of the Buyer and the Sellers and their respective successors and assigns.

17. Governing Law.  This Agreement will be governed and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.  The Sellers submits to the non-exclusive jurisdiction of the Courts of the Province of British Columbia and agrees to be bound by any suit, action or proceeding commenced in such Courts and by any order or judgment resulting from such suit, action or proceeding, but the foregoing will in no way limit the right of the Buyer to commence suits, actions or proceedings based on this Agreement in any jurisdiction it may deem appropriate.

18. Notices.  In this Agreement:

(a)
any notice or communication required or permitted to be given under this Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post to the address or facsimile transmission number of each party set out below:

(i)	if to the Buyer:

Primary Corp.

Suite 2110 - 130 King St. West

Toronto, Ontario  M5X 1B1

Attention:                      Rob Pollock

Fax No:                      (416) 214-5954

(ii)	if to the Sellers:

c/o Suite #310, 605 – 1 Street SW,

Calgary, Alberta, Canada T2P 3S9

Attention:                      Gregory Harris, Esq.

Fax No:                      (403) 777-9199

or to such other address or facsimile transmission number as any party may designate in the manner set out above;

(b)	notice or communication will be considered to have been received:

(i)
if delivered by hand during business hours on a business day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business on the next business day;

(ii)
if sent by facsimile transmission during business hours on a business day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next business day; and

(iii)
if mailed by prepaid registered post upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission;

(c)	for the purposes of this paragraph "business day" means a day which is not a Saturday, Sunday or a holiday in British Columbia.

19. Counterparts.  This Agreement may be executed in several counterparts, each of which so executed will be considered to be an original and such counterparts together will be one and the same instrument.

20. Further Assurances.  The Sellers will from time to time, whether before or after the occurrence of an Event of Default, do all such acts and things and execute and deliver all such certificates, deeds, transfers, assignments and instruments as the Buyer may reasonably require for perfecting the security interest constituted by this Agreement and for facilitating the sale of the Pledged Securities in connection with any realization and for exercising all powers, authorities and discretions conferred upon the Buyer.  The Sellers covenant and agree with the Buyer to discharge or cause to be discharged forthwith any encumbrances which may rank in priority to the Buyer's security interest herein, and to provide the Buyer with satisfactory evidence or other confirmation that any encumbrances or liens against the Sellers do not encumber the Pledged Securities.

21. Severability.  If any term of this Agreement is determined to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability will attach only to such term or part term, and the remaining part of the term and all other terms of this Agreement will continue in full force and effect.  The parties will negotiate in good faith to agree to a substitute term that will be as close as possible to the intention of any invalid or unenforceable term while being valid and enforceable.  The invalidity or unenforceability of any term in any particular jurisdiction will not affect its validity or enforceability in any other jurisdiction where it is valid or enforceable.

22. Acknowledgement and Waiver.  The Sellers hereby:

(a)	acknowledges receiving a copy of this Agreement; and

(b)
waives all rights to receive from the Buyer a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Agreement or any amendment thereto.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement on the date first above written.

PRIMARY CORP.

Per:           /s/Robert Pollack, President & CEO
Authorized Signatory

SIGNED, SEALED AND DELIVERED in the presence of: /s/ Noel Lumsden (Signature) Noel Lumsden (Print Name) Calgary, Alberta (Address) Chartered Accountant (Occupation)	) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Allan Kent ALLAN KENT

SIGNED, SEALED AND DELIVERED in the presence of: /s/ Gregory Harris (Signature) Gregory Harris (Print Name) Calgary, Canada (Address) Lawyer (Occupation)	) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jean Paul Roy JEAN PAUL ROY